Exhibit 32.2

CERTIFICATION OF THE

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Strategic Acquisitions, Inc. (the “Company”) for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yuanyuan Huang, Secretary, Treasurer, Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: February 5, 2025	By:	/s/ Yuanyuan Huang
Yuanyuan Huang
Secretary, Treasurer, Director
(Principal Financial Officer)